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                                                                   EXHIBIT 10.39

                  SECOND AMENDMENT OF OFFICE LEASE AGREEMENT

This Second Amendment of Office Lease Agreement ("First Amendment") is entered into as of the 1st day of May 2000 between TIMES SQUARE BUILDING L.L.C., a Washington limited liability company ("Landlord"), and LOUDEYE TECHNOLOGIES. INC., a(n) Delaware corporation ("Tenant"). Landlord and Tenant agree to all of the following terms, including the Recitals.

SECTION 1: RECITALS

1.1 Landlord and Tenant entered into a certain lease dated the 10th day of August 1999, (the "Lease") of certain premises located on floor(s) 3, 4 and Lower Mezzanine of the Times Square Building (the "Building").

1.2 On October 14, 1999 ("Exercise Date") the Tenant exercised the Expansion Option as provided in Section 1 of Exhibit E to the Lease relating to the Fifth Floor and the Fifth Floor Mezzanine ("Fifth Floor Space").

1.3 Landlord and Tenant amended the Lease ("First Amendment") to include the Fifth Floor Space, commencing June 1, 2000.

1.4  Tenant subsequently changed its name to "Loudeye Technologies, Inc."

1.5 Tenant accepted Landlord's offer pursuant to Section 7 of "Exhibit E" to the Lease to lease Suites 202 and 209, the Retail/Lobby and LM 10 and LM15 as described below ("the Expansion Space").

1.6  On May 1, 2000 Landlord delivered possession of the Expansion Space to
     Tenant.

1.5 Landlord and Tenant desire to amend the Lease to expand the premises to include the Expansion Space.

1.6 Unless otherwise provided in this Second Amendment, all defined terms shall have the definition set forth in the Lease.

SECTION 2: LEASE AMENDMENTS

2.1 Effective May 1, 2000 the following Subsections of Section 1 shall read as follows:

     (b) PREMISES: The Premises consists of the areas on the 3rd, 4th, 5th and 5th floor Mezzanine and Lower Mezzanine floor(s) of the Building, known as Suite No. 400, Suite 209 and Suite 211, the Retail/Lobby and LM 10 and LM 15 which is cross-hatched on the floor plan(s) attached hereto as Exhibit A, L and O including additional Improvements (if any) set forth on Exhibit B, M and P. For the purposes of this Lease the agreed net rentable area of the Premises is 46,755* square feet. *(3rd floor = 9,231 square feet, 4th floor = 9,231 square feet, 5th floor and 5th floor Mezzanine = 14,056 square feet, Lower Mezzanine = 2,663 square feet, Suite 209 = 1,809 square feet, and Suite 211 = 1,806 square feet, the Retail Lobby = 2,983 square feet, LM 10 = 2,555 square feet, and LM 15 = 2,421 square feet).

     (e) TENANT'S PERCENTAGE: As used in this Lease, Landlord and Tenant agree that Tenant's Percentage of the Office Complex is 94.38%.

     (f) TERM: The term of this Lease shall commence on the following dates: for the 3rd and 4th premises on August __, 1999; for the Lower Mezzanine premises on October 1, 1999; for the Fifth Floor Space on April 3, 2000; and for the Expansion Space on May 1, 2000. The term of this Lease shall expire on May 31, 2005 for all of the premises unless sooner terminated as provided herein.

     (g) BASE RENT: The following amounts for the following periods, payable on or before the first day of each calendar month:

          For the third floor Premises:
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          Applicable Period       Rates/S.F.        Monthly Base Rent Amount
          -----------------       ----------        ------------------------
          08/__/99 - 09/30/99       $ 0.00                 $     0.00
          10/01/99 - 10/31/00       $22.50                 $17,308.00
          11/01/00 - 10/31/01       $23.00                 $17,693.00
          11/01/01 - 10/31/02       $23.50                 $18,078.00
          11/01/02 - 10/31/03       $24.00                 $18,456.00
          11/01/03 - 5/31/05        $24.50                 $18,847.00

          For the fourth floor Premises:
          Applicable Period       Rates/S.F.        Monthly Base Rent Amount
          -----------------       ----------        ------------------------
          09/1/99 - 10/31/99        $ 0.00                 $     0.00
          11/01/00 - 10/31/00       $22.50                 $17,308.00
          11/01/00 - 10/31/01       $23.00                 $17,693.00
          11/01/01 - 10/31/02       $23.50                 $18,078.00
          11/01/02 - 10/31/03       $24.00                 $18,456.00
          11/01/03 - 5/31/05        $24.50                 $18,847.00

          For the Lower Mezzanine Premises
          Applicable Period       Rates/S.F.        Monthly Base Rent Amount
          -----------------       ----------        ------------------------
          10/01/99 - 10/31/99       $ 0.00                  $    0.00
          11/01/00 - 05/31/05       $15.00                  $3,329.00

          For the fifth floor Premises:
          Applicable Period       Rates/S.F.        Monthly Base Rent Amount
          -----------------       ----------        ------------------------
          04/3/00 - 05/31/00        $ 0.00                 $     0.00
          06/1/00 - 5/31/01         $22.50                 $26,941.00
          06/1/01 - 5/31/02         $23.00                 $27,526.00
          06/1/02 - 5/31/03         $23.50                 $28,112.00
          06/1/03 - 5/31/04         $24.00                 $28,698.00
          06/1/04 - 5/31/05         $24.50                 $29,287.00

          For the Expansion Area:
          Applicable Period       Rates/S.F.        Monthly Base Rent Amount
          -----------------       ----------        ------------------------
          05/1/00 - 05/31/00        $ 0.00                 $     0.00
          06/1/00 - 05/31/05        $21.30                 $20,539.00

     (h) BASE YEAR: The Base Year for the Lower Mezzanine, 3rd and 4th floors is calendar year 1999. The Base Year for the Fifth Floor Space is calendar year 2000.

     (i) PREPAID RENT DEPOSIT: Tenant has deposited with Landlord $57,945 with respect to 3rd Floor, 4th Floor and Lower Mezzanine and $26,941.00 with respect to the Fifth Floor Space to be applied to Base Rent due hereunder.

     (j)  SECURITY DEPOSIT:  (i) A Security Deposit in the amount of $56,224.01;
          (ii) By June 15,2000 an Irrevocable Letter of Credit in form and substance acceptable to Landlord with a revised expiration date of June 15, 2005 in the amount of $719,707.00; until October 31, 2000, at which time it may be reduced to $669,707.00; until October 31, 2001, at which time it may be reduced to $619,707.00; until October 31, 2002, at which time it may be reduced to $518,707.00; until October 31, 2003, at which time it may be reduced to $469,707.00; until August 15, 2004, at which time it may reduced to $377,280.00; until November 15, 2004, at which time it may be reduced to $284,854.00; until February 15, 2005 at which time it may be reduced to $192,428.00; and until June 15, 2005 at which time it may be reduced to zero ($0).
          (iii) Notwithstanding anything herein to the contrary, the Letter of Credit amount shall not be reduced as provided herein if, at the time such reduction is scheduled to occur, Tenant is in

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          default of any of its obligations under this Lease; and (iv) The
          Letter of Credit shall be substantially in the form of Exhibit Q - Letter of Credit, attached hereto.

     (m)  EXHIBITS:  The following exhibits or riders are made a part of this
          Lease:

          Exhibit     A - Floor Plan of Premises - 3rd, 4th and Lower Mezzanine

          Exhibit     B - 1   Additional Landlord Improvements - no longer
                              applicable

                      B - 2 Tenant Improvement Requirement - no longer applicable

                      B - 3   Final Agreed Plans

                      B - 4   Tenant's Allowance - no longer applicable

          Exhibit     C - Legal Description of the Land

          Exhibit     D - Rules and Regulations

          Exhibit     E - Non-Standard Section

          Exhibit     F - Operating Cost Exclusion

          Exhibit     G - Contractors Indemnification Agreement - 3rd, 4th and
                          Lower Mezzanine - no longer applicable

          Exhibit     H - Expansion Area -- no longer applicable

          Exhibit     I - Satellite Antenna Agreement

          Exhibit     J - Letter of Credit -- no longer applicable

          Exhibit     K - Amendment Letter of Credit

          Exhibit     L - Floor Plan of Premises -- 5th Floor Space

          Exhibit     M - 1   Tenant Improvement Requirement - 5th Floor Space

                      M - 2   Final Agreed Plans - 5th Floor Space

                      M - 3   Tenant's Allowance - 5th Floor Space

          Exhibit     N - Contractors Indemnification Agreement - 5th Floor
                          Space

          Exhibit     O - Floor Plan of Premises - Expansion Space

          Exhibit     P - 1   Tenant Improvement Requirement Expansion Space

                      P - 2   Final Agreed Plans - Expansion Space

          Exhibit     Q - Letter of Credit

          Exhibit     R - Contractors Indemnification Agreement - Expansion
                          Space

2.2 This First Amendment and the Exhibits attached hereto incorporate the provisions of Section 1 of Exhibit "E" to the Lease which effectuates the provisions thereof. Section 1 of Exhibit "E" is hereby deemed terminated except to the extent expressly set forth in this First Amendment.

2.3 This Second Amendment incorporates the provisions of Section 1 of Exhibit "E" to the Lease and Section 1 of Exhibit "E" is hereby deemed terminated with respect to the Expansion Space except to the extent set forth in this Second Amendment.

2.4 Tenant has elected not to amortize a portion of its actual improvement costs as provided in the second paragraph of Section a) of Exhibit B-4. Tenant hereby waives its right to

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     amortize a portion of the actual improvement costs as provided in the second paragraph of Section a) to Exhibit M-4 of the First Amendment.

2.5

SECTION 3: MISCELLANEOUS

3.1 Each of the parties represents that (1) it has the full right, power and authority to enter into this Second Amendment, (2) all of the individuals signing this Second Amendment on behalf of each party have the authority to do so and (3) the signatures below are all that are needed from the party for whom the signatures are given in order to make this Second Amendment fully binding upon each party.

3.2 Except as specifically modified hereby, all terms of the Lease remain in full force and effect.

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LANDLORD:                                TENANT:


TIMES SQUARE BUILDING L.L.C.             LOUDEYE TECHNOLOGIES, INC.


By:   /s/ Mark Houtchens                 By:  /s/ Dave Bullis
   ---------------------------------        ----------------------------------

      Mark Houtchens                           David Bullis

Its:  Authorized Agent                   Its:  President and COO

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